UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2019
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Bristow Group Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-31617 (Commission File Number)	72-0679819 (IRS Employer Identification No.)

2103 City West Blvd., 4th Floor Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

Registrant’s telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report: NONE
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 Results of Operations and Financial Condition.
On February 11, 2019, Bristow Group Inc. (the “Company”) issued a press release that summarized its preliminary financial results for the three and nine-month periods ended December 31, 2018 (the “Financial Results”). A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.
The press release includes certain “non-GAAP financial measures” under Regulation G of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including adjusted EBITDA, adjusted benefit (provision) for income taxes, adjusted net income (loss) and adjusted diluted earnings (loss) per share (collectively, the “Non-GAAP measures”). Adjusted EBITDA is calculated by taking our net income (loss) and adjusting for interest expense, depreciation and amortization, benefit (provision) for income taxes, gain (loss) on disposal of assets and special items, if any. Additionally, our net income (loss) and diluted earnings (loss) per share in this release have been presented in certain instances excluding gain (loss) on disposal of assets and special items detailed in the press release; these items are presented as adjusted net income (loss) and adjusted diluted earnings (loss) per share. Management believes that the Non-GAAP measures provide relevant and useful information, which is widely used by analysts, investors and competitors in our industry as well as by our management in assessing both consolidated and regional performance. Adjusted EBITDA provides us with an understanding of one aspect of earnings before the impact of investing and financing transactions and income taxes. Adjusted EBITDA should not be considered a measure of discretionary cash available to us for investing in the growth of our business. Adjusted net income (loss) and adjusted diluted earnings (loss) per share present our consolidated results excluding asset dispositions and special items that do not reflect the ordinary earnings of our operations. Adjusted benefit (provision) for income taxes excludes the tax impact of these items. We believe that these measures are useful supplemental measures because net income (loss) and diluted earnings (loss) per share include asset disposition effects and special items and benefit (provision) for income taxes includes the tax impact of these items, and inclusion of these items does not reflect the ongoing operational earnings of our business. The Non-GAAP measures are not calculated or presented in accordance with GAAP and other companies in our industry may calculate these measures differently than we do. As a result, these financial measures have limitations as analytical and comparative tools and you should not consider these measures in isolation, or as a substitute for analysis of our results as reported under GAAP. In calculating these financial measures, we make certain adjustments that are based on assumptions and estimates that may prove to be inaccurate. In addition, in evaluating these financial measures, you should be aware that in the future we may incur expenses similar to those eliminated in this presentation. Our presentation of the Non-GAAP measures should not be construed as an inference that our future results will be unaffected by unusual or special items. Such non-GAAP measures should not be viewed as an alternative to our GAAP financial statements, but should be read as a supplement to, and in conjunction with, our GAAP financial statements.
ITEM 8.01. Other Events.
In connection with the preparation of annual and quarterly financial statements, the Company’s management is responsible for evaluating its disclosure controls and procedures, which are established to ensure that material information relating to the Company and its consolidated subsidiaries is made known to the officers who certify the Company’s financial reports. This evaluation includes an assessment of the Company’s internal controls over financial reporting, which are designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of the Company’s financial statements.  In connection with the audit of fiscal year-end financial statements, the Company’s independent registered public accounting firm, KPMG LLP (“KPMG”), is responsible for auditing both (i) the financial statements to obtain reasonable assurance about whether they are free of material misstatement, and (ii) the effectiveness of the Company’s internal control over financial reporting.
As part of management’s assessment of the Company’s internal controls over financial reporting as of December 31, 2018, a control deficiency was identified by the Company related to the Company’s processes for monitoring compliance with certain non-financial covenants in certain of the Company’s secured financing and lease agreements. Identification of control deficiencies regularly occurs in connection with the assessment or audit of internal controls over financial reporting.  Control deficiencies exist when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A control deficiency may constitute a “significant deficiency” or a “material weakness” as defined in applicable Securities and Exchange Commission (“SEC”) rules.  A “significant deficiency” means a deficiency, or a combination of deficiencies, in internal control over financial reporting that is less severe than a material weakness, yet important enough to merit attention by those responsible for oversight of the registrant’s financial reporting.  A “material weakness” means a deficiency or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the registrant’s financial statements will not be prevented or detected on a timely basis.  However, not all control deficiencies rise to the level of a significant deficiency or a material weakness.
Management has concluded that the Company did not have adequate monitoring control processes in place related to non-financial covenants within certain of its secured financing and lease agreements, and this control deficiency identified represents a “material weakness” in internal controls over financial reporting.  Accordingly, the Company’s internal control over financial reporting was ineffective at March 31, 2018 and the reporting periods thereafter. As such, both management’s assessment and the report of KPMG on internal control over financial reporting as of March 31, 2018 should no longer be relied upon. In addition, because of the material weakness described above, in February 2019, the Company’s management has determined that the Company’s disclosure controls and procedures were not effective at a reasonable assurance level as of March 31, 2018 and the reporting periods thereafter.
The Company is evaluating whether this material weakness in internal controls over financial reporting resulted in a misstatement in the Company’s financial statements included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2018 and the impact on the financial statements of the Company as of December 31, 2018, including disclosures. The Company is specifically evaluating whether certain debt balances should be reclassified from long-term to short-term in those financial statements, whether related waivers can be obtained from lenders, if necessary, and the resulting impact on the assessment of the Company’s ability to continue as a going concern.
Further discussion of the material weakness and any financial statement implications, including any related revisions to the Company’s previously issued financial statements, if required, will be included in the Quarterly Report on Form 10-Q for the three months ended December 31, 2018 and in an amendment to the Annual Report on Form 10-K for the fiscal year ended March 31, 2018.
As a result of matters disclosed above, the Company is unable to file its Quarterly Report on Form 10-Q for the three months ended December 31, 2018 within the prescribed time period without unreasonable effort or expense.  The Company has filed a Form 12b-25 Notification of Late Filing with the SEC, postponing the filing of its Quarterly Report on Form 10-Q for the three months ended December 31, 2018 for up to 5 days. The Company intends to file the Form 10-Q no later than February 19, 2019, the first business day following such 5-day period.
Upon the completion of the Company’s analysis and any additional testing by KPMG, the Company expects to file amendments to any previously filed reports necessary to bring such filings into compliance with SEC rules.
The Company’s management and Audit Committee have discussed the matters described above with KPMG.
ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release summarizing preliminary financial results dated February 11, 2019
99.2	KPMG Letter to SEC dated February 11, 2019
Limitation on Incorporation by Reference.
Information on Bristow’s website is not incorporated by reference in this Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information set forth in Item 2.02 of this Form 8-K and the attached exhibit shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act unless Bristow expressly states that such information is to be considered “filed” under the Exchange Act or incorporates it by specific reference in such a filing. The information set forth in Item 2.02 and the related exhibit furnished in Item 9.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.

Date: February 11, 2019	By:	/s/ Brian J. Allman
Brian J. Allman
Vice President, Chief Accounting Officer